Exhibit (a)(2)

This Letter of Transmittal is for use in connection with the amalgamation of NUCRYST Pharmaceuticals Corp. and 1499642 Alberta Ltd., a wholly-owned subsidiary of The Westaim Corporation, referred to below. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

LETTER OF TRANSMITTAL

for Deposit of Common Shares of

NUCRYST PHARMACEUTICALS CORP.

Pursuant to the amalgamation of NUCRYST Pharmaceuticals Corp.

and

1499642 ALBERTA LTD.

a wholly-owned subsidiary of

THE WESTAIM CORPORATION

This Letter of Transmittal (the “Letter of Transmittal”), validly completed and duly executed, together with all other required documents must accompany certificates representing common shares (the “NUCRYST Shares”) in the capital of NUCRYST Pharmaceuticals Corp. (the “Corporation”) to be deposited, pursuant to the amalgamation of the Corporation and 1499642 Alberta Ltd. (“1499642”), a wholly-owned subsidiary of The Westaim Corporation (“Westaim”), substantially on the terms and conditions provided for in the amalgamation agreement dated November 10, 2009 between the Corporation and 1499642 (the “Amalgamation Agreement”) pursuant to which, among other things: (i) each issued and outstanding NUCRYST Share (other than those held by dissenting shareholders or Westaim) will be converted into one series 1 preferred share (each an “Amalco Redeemable Preferred Share”) of the amalgamated corporation (“Amalco”); (ii) each issued and outstanding NUCRYST Share held by Westaim will be converted into one common share of Amalco; (iii) each issued and outstanding common share of 1499642 will be converted into one common share of Amalco; and (iv) each issued and outstanding NUCRYST Share held by each dissenting shareholder will be cancelled and each dissenting shareholder will become entitled to be paid the fair value of such common shares in accordance with the Business Corporations Act (Alberta).

As described in the accompanying management information circular of the Corporation dated November 23, 2009 (the “Information Circular”), immediately following the amalgamation of the Corporation and 1499642, each issued and outstanding Amalco Redeemable Preferred Share will be redeemed by Amalco for USD$1.77.

The terms and conditions of the Amalgamation Agreement are incorporated by reference in this Letter of Transmittal.

Capitalized terms used but not defined in this Letter of Transmittal shall have the meanings given to such terms in the Information Circular.

The Depositary or your broker or other financial advisor can assist you in completing this Letter of Transmittal (see back page of this document for addresses and telephone numbers). A Shareholder who wishes to deliver NUCRYST Shares pursuant to this Letter of Transmittal and whose NUCRYST Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee should immediately contact such nominee in order to take the necessary steps to be able to deposit such NUCRYST Shares pursuant to this Letter of Transmittal.

Please read the instructions and rules set forth below carefully before completing this Letter of Transmittal.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH BELOW WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND IF YOU ARE A U.S. SHAREHOLDER, YOU MUST ALSO COMPLETE THE IRS FORM W-9 INCLUDED HEREIN. SEE INSTRUCTION 9 OF THIS LETTER OF TRANSMITTAL, “U.S. SHAREHOLDERS AND IRS FORM W-9”.

Subject to the requirements of law with respect to unclaimed property, if applicable, any certificate which prior to the Effective Date represented issued and outstanding NUCRYST Shares which has not been surrendered, with all other instruments required by this Letter of Transmittal, prior to the fifth anniversary of the Effective Date will cease to represent any claim or interest of any kind or nature against, or in, Amalco.

In consideration of the delivery by the Corporation of the Redemption Consideration in exchange for certificate(s) formerly representing NUCRYST Shares and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the undersigned agrees as follows:

(a)	The undersigned represents and warrants that:

(i)	the undersigned is the registered owner of the NUCRYST Shares free and clear of all mortgages, liens, charges, encumbrances, claims and equities;

(ii)	the undersigned has full power and authority to execute and deliver this Letter of Transmittal and all information inserted into this Letter of Transmittal by the undersigned is accurate; and

(iii)	the undersigned has full power and authority to deposit, sell, assign and transfer the NUCRYST Shares.

(b)	The undersigned hereby releases, discharges and acquits each of NUCRYST, 1499642 and their respective affiliates and each such person’s respective officers, directors, trustees, attorneys, agents, representatives, employees and their respective successors and assigns (collectively, the “Released Parties”) from any and all claims, demands, debts, accounts, contracts, liabilities, actions and causes of action, whether in law or in equity, that the undersigned, at any time had or has, or that any of them or their respective successors or assigns hereafter have or may have against any of the Released Parties, arising out of or related to the undersigned having formerly been a shareholder of the Corporation, including but not limited to any rights of dissent under Part 16 of the Business Corporations Act (Alberta) relating to the Amalgamation Resolution or the Asset Sale Resolution passed at the Meeting.

(c)	The undersigned covenants and agrees to execute all such documents, transfers and other assurances as may be necessary or desirable to give effect to the subject matter contemplated in this Letter of Transmittal.

(d)	The undersigned instructs the Corporation or Amalco, upon the completion of the Amalgamation, to mail the cheque(s) by first class mail, postage prepaid, or to hold such cheques for pick-up, in accordance with the instructions given below. Should the Amalgamation not proceed for any reason, the deposited certificates and other relevant documents shall be returned in accordance with the instructions in the preceding sentence.

(e)	By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Arrangement as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’usage d’une lettre d’envoi en langue anglaise par le soussigné, le soussigné et les destinataires sont présumés d’avoir requis que tout contrat attesté par l’arrangement et son acceptation par cette lettre d’envoi, de méme que tous les documents qui s’y rapportent, soient redigés exclusivement en langue anglaise.

Please read carefully the Instructions set forth below before completing this Letter of Transmittal.

TO:	NUCRYST PHARMACEUTICALS CORP.
AND TO:	1499642 ALBERTA LTD.
AND TO:	COMPUTERSHARE INVESTOR SERVICES INC. (the “Depositary”)

The undersigned delivers to you the enclosed certificate(s) representing NUCRYST Shares subject only to the provisions hereof and of the Amalgamation Agreement and irrevocably agrees to deliver and surrender such NUCRYST Shares upon the terms and conditions contained herein and in the Amalgamation Agreement. The following are the details of the enclosed certificate(s):

NUCRYST Share Certificate Number(s) (if available)	Name(s) in which Registered (please print and fill in exactly as name(s) appear(s) on certificates)	Number of NUCRYST Shares Represented by Certificate	Number of NUCRYST Shares Delivered

(Please print or type. If space is insufficient, please attach a list to this Letter of Transmittal in the above form.)

☐	Some or all of my NUCRYST Share certificates have been lost, stolen or destroyed. (check box if applicable)

CURRENCY OF PAYMENT

The Redemption Consideration payable to you pursuant to the redemption of the Amalco Redeemable Preferred Shares will be paid in United States dollars.

BLOCK A (See Instructions 2, 3 and 4)	BLOCK B (See Instructions 2, 3, 4 and 5)

ISSUE CHEQUE(S) IN NAME OF: (please print or type)	SEND CHEQUE(S) (UNLESS BLOCK C IS CHECKED) TO: (please print or type)
(Name)	(Name)
(Street Address and Number)	(Street Address and Number)
(City and Province or State)	(City and Province or State)
(Country and Postal (Zip) Code)	(Country and Postal (Zip) Code)
(Telephone — Business Hours)
(Tax Identification, Social Insurance Number)

BLOCK C

☐	HOLD CHEQUE FOR PICK UP AT THE OFFICES OF THE DEPOSITARY WHERE THIS LETTER OF TRANSMITTAL IS DEPOSITED

BLOCK D

TO BE COMPLETED BY ALL SHAREHOLDERS BY SELECTING ONE BOX BELOW.

Indicate whether you are a U.S. Shareholder (as defined below) or are acting on behalf of a U.S. Shareholder.

☐	The owner signing below represents that it IS NOT a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder;

OR

☐	The owner signing below represents that it IS a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.

A “U.S. Shareholder” is any Shareholder that is either: (i) providing an address in Block A that is located within the United States or any territory or possession thereof; or (ii) a U.S. person for United States federal income tax purposes.

If you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder, then in order to avoid backup withholding of U.S. federal income tax on cash received, you must complete the Internal Revenue Service Form W-9 included below or otherwise provide certification that you are exempt from backup withholding, as provided in the instructions. If you are a U.S. Shareholder and not a U.S. person for United States federal income tax purposes and are not acting on behalf of such a U.S. person, then you must complete the appropriate Internal Revenue Service Form W-8 to avoid backup withholding. If you require an Internal Revenue Service Form W-8, please contact the Depositary. See Instruction 9 for more information.

SHAREHOLDER SIGNATURE

By signing below, the Shareholder expressly agrees to the terms and conditions set forth above.

Signature guaranteed by (if required under Instruction 3):

Dated:

Authorized Signature of Guarantor		Signature of Shareholder or Authorized Representative — (See Instructions 2, 3 and 4)
Name of Guarantor (please print or type)		Name of Shareholder or Authorized Representative (please print or type)
Address of Guarantor (please print or type)		Daytime telephone number and facsimile of Shareholder or daytime telephone number and facsimile of Authorized Representative

Tax Identification, Social Insurance or Social Security Number of Shareholder

Additional signatures for joint shareholders (if required):

Dated:

Signature of Shareholder or Authorized Representative — (See Instructions 2, 3 and 4)
Name of Shareholder or Authorized Representative (please print or type)
Daytime telephone number and facsimile of Shareholder or daytime telephone number and facsimile of Authorized Representative
Tax Identification, Social Insurance or Social Security Number of Shareholder

Please print or type

See Specific Instructions on page 2.

Form W-9 (Rev. February 2007) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box:	☐	Individual/ Sole Proprietor	☐	Corporation	☐	Partnership	☐	Exempt payee
☐ ☐	Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ▶ Other (see instructions) ▶

Address (number, street, and apt. or suite no.)

Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note: If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–
or
Employer identification
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. person (including a U.S. resident alien).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply.

For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 4.)

Sign Here	Signature of U.S. person ▶	Date ▶

INSTRUCTIONS AND RULES

1.	Use of Letter of Transmittal

The method used to deliver this Letter of Transmittal and any accompanying certificate(s) representing deposited NUCRYST Shares is at the option and risk of the holder, and delivery will be deemed effective only when such documents are actually received by the Depositary at its offices specified on the back page hereof. The Corporation, 1499642 and the Depositary recommend that the necessary documentation be hand delivered to the Depositary, at its offices specified on the back page hereof, and a receipt obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended. Shareholders whose NUCRYST Shares are registered in the name of a stockbroker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing those NUCRYST Shares.

2.	Signatures

(a)	This Letter of Transmittal must be filled in, dated and signed by the holder of NUCRYST Shares agreeing to deliver and surrender such NUCRYST Shares upon the terms and conditions contained in the Amalgamation Agreement or by such holder’s duly authorized representative (in accordance with Instruction 4).

(b)	If this Letter of Transmittal is signed by the registered owner(s) of the deposited NUCRYST Shares, such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered, or, if applicable, as written on the face of such certificate(s) representing the delivered NUCRYST Shares, in either case, without any change whatsoever, and any such certificate(s) need not be endorsed. If any NUCRYST Shares are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(c)	If this Letter of Transmittal is signed by a person other than the registered owner(s) of the deposited NUCRYST Shares:

(i)	such delivered certificate(s) must be endorsed or be accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered owner(s); and

(ii)	the signature(s) on such endorsement or share transfer power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 3 below.

3.	Guarantee of Signatures

If this Letter of Transmittal is executed by a person other than the registered owner(s) of the delivered NUCRYST Shares, or if the cheque(s) are to be issued to a person other than such registered owner(s) (see Block A) or sent to an address other than the address of the registered owner(s) (see Block B) as shown on the register of holders of NUCRYST Shares maintained by or on behalf of Corporation, such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

An “Eligible Institution” means a Canadian Schedule I chartered bank, a member of the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP), or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority, or banks and trust companies in the United States.

4.	Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal is executed by a person acting as an executor, administrator, trustee or guardian or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative or fiduciary capacity, such person should so indicate when signing and this Letter of Transmittal must be accompanied by satisfactory evidence of the authority to act. The Corporation, 1499642 or the Depositary, in their discretion, may require additional evidence of authority or additional documentation.

5.	Delivery Instructions

If any cheque(s) or certificate(s) are to be sent to someone at an address other than the address of the Shareholder as it appears in Box A on this Letter of Transmittal, then Box B on this Letter of Transmittal should be completed. If Box B is not completed, any cheque(s) issued on redemption of the Amalco Redeemable Preferred Shares will be mailed to the Shareholder at the address of the Shareholder as it appears in Box A or, if no address of the Shareholder is provided in Box A, then it will be mailed to the address of the Shareholder as it appears on the securities register of the Corporation. Any cheque(s) or certificate(s) mailed in accordance with the redemption of the Amalco Redeemable Preferred Shares and this Letter of Transmittal will be deemed to be delivered at the time of mailing.

6.	Miscellaneous

(a)	By executing this Letter of Transmittal, you acknowledge receipt of the Information Circular. Before completing this Letter of Transmittal, you are urged to read the accompanying Information Circular and the Amalgamation Agreement contained therein.

(b)	If the space on this Letter of Transmittal is insufficient to list all certificates for NUCRYST Shares, additional certificate numbers and number of NUCRYST Shares may be included on a separate signed list affixed to this Letter of Transmittal.

(c)	If delivered NUCRYST Shares are registered in different forms (e.g. ‘John Doe’ and ‘J. Doe’) a separate Letter of Transmittal should be signed for each different registration.

(d)	No alternative, conditional or contingent deposits will be accepted.

(e)	The Amalgamation and the Amalgamation Agreement will be governed by and construed in accordance with and governed by the laws of the Province of Alberta and the federal laws of Canada applicable therein.

(f)	Additional copies of the Information Circular and this Letter of Transmittal may be obtained from the Depositary at any of its respective offices at the addresses listed below.

7.	Assistance

the Depositary (see back page for addresses and telephone numbers) will be able to assist you with any questions you may have about this Letter of Transmittal.

8.	Lost share certificates

If a certificate representing NUCRYST Shares has been lost or destroyed, the Letter of Transmittal should be completed as fully as possible and forwarded to the Depositary at its offices indicated herein, together with a letter describing the loss and a contact telephone number. the Depositary will then provide replacement instructions.

9.	U.S. Shareholders and IRS Form W-9

United States federal income tax law generally requires that a U.S. Shareholder who receives cash on redemption of Amalco Redeemable Preferred Shares provide the Depositary with his or her correct Taxpayer

Identification Number (“TIN”) or Employer Identification Number (“EIN”), which, in the case of a holder of NUCRYST Shares who is an individual, is generally the individual’s social security number. If the Depositary is not provided with the correct TIN or EIN or an adequate basis for an exemption, as the case may be, such holder may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the cash portion of the gross proceeds of any payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained by the holder from the Internal Revenue Service.

To prevent backup withholding, each U.S. Shareholder must provide his or her correct TIN or EIN by completing the IRS Form W-9 set out in this document, which requires such holder to certify under penalty of perjury: (i) that the TIN or EIN provided is correct (or that such holder is awaiting a TIN or EIN); (ii) that (A) the holder is exempt from backup withholding; (B) the holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends; or (C) the Internal Revenue Service has notified the holder that he is no longer subject to backup withholding; and (iii) that the holder is a U.S. person (including a U.S. resident alien).

Exempt holders (including, among others, all corporations) are not subject to backup withholding requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN in Part I of IRS Form W-9, write “Exempt” in Part 2 of such form, and sign and date the form. See the “Guidelines for Certification of Taxpayer Identification Number on IRS Form W-9” (the “W-9 Guidelines”) that follow these instructions.

If a U.S. Shareholder does not have a TIN or EIN, such holder should: (i) consult the W-9 Guidelines for instructions on applying for a TIN or EIN; (ii) write “Applied For” in the space for the TIN in Part 1 of the IRS Form W-9; and (iii) sign and date the IRS Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set out in this document. In such case, the Depositary may withhold 28% of the gross proceeds of any payment made to such holder prior to the time a properly certified TIN or EIN is provided to the Depositary, and if the Depositary is not provided with a TIN within sixty (60) days, such amounts will be paid over to the Internal Revenue Service.

If the IRS Form W-9 is not applicable to a U.S. Shareholder because such holder is not a U.S. person for United States federal income tax purposes, such holder will instead need to submit an appropriate and properly completed Internal Revenue Service Form W-8 Certificate of Foreign status, signed under penalty of perjury. An appropriate Internal Revenue Service Form W-8 (W-8BEN, W-8EXP or other applicable form) may be obtained from the Depositary.

A U.S. SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE THE IRS FORM W-9 SET OUT IN THIS LETTER OF TRANSMITTAL OR, IF APPLICABLE, THE APPROPRIATE INTERNAL REVENUE SERVICE FORM W-8 MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% OF THE CASH PORTION OF THE GROSS PROCEEDS PAID TO SUCH HOLDER PURSUANT TO THE AMALGAMATION AND MAY BE SUBJECT TO PENALTIES. BACKUP WITHHOLDING IS NOT AN ADDITIONAL TAX. RATHER, THE TAX LIABILITY OF PERSONS SUBJECT TO BACKUP WITHHOLDING WILL BE REDUCED BY THE AMOUNT OF TAX WITHHELD. IF WITHHOLDING RESULTS IN AN OVERPAYMENT OF TAXES, A REFUND MAY BE OBTAINED BY FILING A TAX RETURN WITH THE IRS. THE DEPOSITARY CANNOT REFUND AMOUNTS WITHHELD BY REASON OF BACKUP WITHHOLDING.

TO ENSURE COMPLIANCE WITH INTERNAL REVENUE SERVICE CIRCULAR 230, SHAREHOLDERS ARE HEREBY NOTIFIED THAT: (i) ANY DISCUSSION OF UNITED STATES FEDERAL TAX ISSUES IN THIS LETTER OF TRANSMITTAL IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY SUCH SHAREHOLDERS, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON SUCH SHAREHOLDERS UNDER THE INTERNAL REVENUE CODE; (ii) SUCH DISCUSSION IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (iii) EACH SHAREHOLDER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

FOR U.S. SHAREHOLDERS ONLY

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON IRS FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) To Give the Payer - Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000, Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended, “IRS” is the Internal Revenue Service.

For This Type of Account:	Give The Taxpayer Identification of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined fund, the first individual on the account(l)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
b. So-called trust that is not a legal or valid trust under state law	The actual owner
5. Sole proprietorship or disregarded entity	The owner
6. A valid trust, estate, or pension trust	The legal entity(4)
7. Corporate	The corporation
8. Association, club, religious, charitable, educational, or other tax- Exempt organization account	The organization
9. Partnership	The partnership
10. A broker or registered nominee	The broker or nominee
11. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).

(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A TAXPAYER IDENTIFICATION NUMBER

If you don’t have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card or Form SS-4, Application for Employer Identification Number and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from withholding include:

(i)	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

(ii)	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

(iii)	An international organization or any agency or instrumentality thereof.

(iv)	A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

(i)	A corporation.

(ii)	A financial institution.

(iii)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(iv)	A real estate investment trust.

(v)	A common trust fund operated by a bank under Section 584(a).

(vi)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(vii)	A middleman known in the investment community as a nominee or custodian.

(viii)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(ix)	A foreign central bank of issue.

(x)	A trust exempt from tax under Section 664 or described in Section 4947.

Certain payments are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N,

Exempt payees described above must file a IRS Form W-9 included in this Letter of Transmittal to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE — Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients arc required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

PENALTIES

(1)	Failure to Furnish Taxpayer Identification Number — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)	Civil Penalty for False Information With Respect to Withholding — If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)	Criminal Penalty for Falsifying Information — Wilfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

For additional information, consult your tax consultant or the IRS.

Offices of the Depositary

Inquiries:

COMPUTERSHARE INVESTOR SERVICES INC.

Toll Free (North America): 1-800-564-6253

E-Mail: corporateactions@computershare.com

Website: www.computershare.com

By Mail:

Computershare Investor Services Inc.

P.O. Box 7021, 31 Adelaide St E

Toronto, ON M5C 3H2

Attention: Corporate Actions

By Hand, by Courier or by Registered Mail:

Calgary	Toronto

Computershare Investor Services Inc.	Computershare Investor Services Inc.
600, 530 – 8th Avenue S.W.	9th Floor, 100 University Avenue
Calgary, Alberta T2P 3S8	Toronto, Ontario M5J 2Y1

Attention: Corporate Actions	Attention: Corporate Actions

Privacy Notice: The Depositary is committed to protecting your personal information. In the course of providing services to you and our corporate clients, we receive non-public personal information about you — from transactions we perform for you, forms you send us, other communications we have with you or your representatives, etc. This information could include your name, address, social insurance number, securities holdings and other financial information. We use this to administer your account, to better serve your and our clients’ needs and for other lawful purposes relating to our services. We have prepared a Privacy Code to tell you more about our information practices and how your privacy is protected. It is available at our website, computershare.com, or by writing us at 100 University Avenue, Toronto, Ontario, M5J 2Y1. The Depositary will use the information you are providing on this form in order to process your request and will treat your signature(s) on this form as your consent to the above.

Any questions and requests for assistance may be directed by Shareholders to the Depositary

At the telephone number and locations set out above.